UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Entia Biosciences, Inc.
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13565 SW Tualatin-Sherwood Road, Suite 800
Sherwood, Oregon 97140

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 13, 2017

To the Stockholders of Entia Biosciences, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Entia Biosciences, Inc., a Nevada corporation (“Entia”), will be held on March 13, 2017 at 8:00 a.m. Pacific Time, at the offices of Entia Biosciences, Inc., 13565 SW Tualatin-Sherwood Road, Suite 800, Sherwood, Oregon, 97140 for the following purposes:

1.	To elect a Board of three (3) directors, to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers;

3.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of Entia, at the close of business on February 17, 2017 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at our executive offices for a period of at least 10 days preceding the Annual Meeting.

Whether or not you expect to be present, please complete, sign and date the enclosed proxy card and return it as soon as possible by (a) fax to (503) 610-1876; (b) email (scanned) to info@entiabio.com; or (c) mail in the enclosed pre-addressed envelope.

By Order of the Board of Directors

/s/ Carl J. Johnson
Carl J. Johnson President and Chief Executive Officer

Sherwood, Oregon
Date: February 28, 2017

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT BY (A) FAX TO (503) 610-1876; (B) EMAIL TO INFO@ENTIABIO.COM; OR (C) MAIL IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

ENTIA BIOSCIENCES, INC.
13565 SW Tualatin-Sherwood Road, Suite 800
Sherwood, Oregon 97140

PROXY STATEMENT
Date and Time and Place of Meeting
The enclosed proxy is solicited on behalf of the Board of Directors of Entia Biosciences, Inc. for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on March 13, 2017 at 8:00 a.m. Pacific Time, at the offices of Entia Biosciences, Inc., 13565 SW Tualatin-Sherwood Road, Suite 800, Sherwood, Oregon, 97140, or at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the notice attached to this proxy statement.  This proxy statement and accompanying proxy card are first being mailed to you on or about February 28, 2017.

GENERAL INFORMATION ABOUT VOTING
Record Date, Outstanding Shares, Quorum and Voting
You can vote your shares of common stock if our records show that you owned your shares on February 17, 2017, the record date.  Each share of Common Stock outstanding as of the record date is entitled to one vote.  Preferred Stock holders are entitled to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of the Preferred Stock, currently, 50 shares of Common Stock per share of Preferred Stock, or 50 votes per share of Preferred Stock.  At the close of business on the record date, 33,660,882 shares of common stock were outstanding and entitled to vote as well as 188,563 shares of Series A Preferred Stock outstanding entitled to vote an additional 9,428,150 shares for a total of 43,089,032 shares entitled to vote at the Annual Meeting.

You are urged to complete, sign and date the enclosed proxy card and return it as soon as possible by (a) fax to (503) 610-1876; (b) email (scanned) to info@entiabio.com; or (c) mail in the enclosed pre-addressed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Timothy A. Timmins, our Principal Accounting and Financial Officer.  He will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of common stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present.  A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a “broker non-vote”), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.  Proposal 1 is considered a routine proposal.

It is important that your proxy be returned promptly and that your shares be represented.  You are urged to complete, sign and date the enclosed proxy card and return it as soon as possible by (a) fax to (503) 610-1876; (b) email (scanned) to info@entiabio.com; or (c) mail in the enclosed pre-addressed envelope.
Solicitations and Voting of Proxies
When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders.  If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof.  The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting.  If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

 Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting.  If you sign and date the proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the proxy card will vote your shares as you instruct.  If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares “for” such proposal or, in the case of the election of directors, vote “for” election to the Board of Directors of all the nominees presented by the Board of Directors.
Revocability of Proxies
Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy.  A Proxy may be revoked (i) by a writing delivered as detailed below stating that the proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).  Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.  Any written notice of revocation or subsequent proxy should be delivered to Entia Biosciences, Inc., Attention: Board of Directors, 13565 SW Tualatin-Sherwood Road, Suite 800, Sherwood, Oregon 97140, or hand-delivered to the Chairman of the Board of Entia Biosciences, Inc. at or before the taking of the vote at the Annual Meeting.
Expenses of Solicitation
We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to you.  We will reimburse our transfer agent for its out-of-pocket expenses.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners.  We estimate that all of the foregoing costs will approximate $2,000.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person.  We will not pay our employees additional compensation for contacting you.
Delivery of Proxy Material to Security Holders Sharing an Address
We will only deliver one set of proxy material to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders.  We will promptly deliver a separate copy of this Proxy Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

Entia Biosciences, Inc.
13565 SW Tualatin-Sherwood Road, Suite 800
Sherwood, Oregon, 97140
Telephone (971) 228-0709
Stockholders may also address future requests regarding delivery of proxy material by contacting us at the address listed above.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors
Our business is managed under the direction of our Board of Directors.  The Board of Directors has designated as nominees for re-election all three directors currently serving on the Board as well as current officers.   See “Nominees for Director” below for profiles of the nominees.  After the election of the directors at the Annual Meeting, our Board will have three directors.

The Board believes that re-electing these incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to our company by virtue of their familiarity with, and insight into, our affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors if elected, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  We have no reason to believe that any nominee will be unavailable.
Nominees to the Board
The director nominees, and their ages as of the date of the Annual Meeting, their positions at Entia Biosciences, and the period during which they have served as a director are set forth in the following table and paragraphs:

Name	Age	Position	Served as Director Since
Marvin S. Hausman MD	76	Chairman	2008
Carl J. Johnson	68	Director	2015
Elliot L. Shelton Esq.	68	Director	2008

Directors and Executive Officers

Name	Age	Position

Marvin S. Hausman, MD	76	Chairman since August 28, 2008, Chief Science and Technology Officer since October 1, 2015.

Elliot L. Shelton, Esq.	68	Secretary, Director since August 28, 2008.

Carl J. Johnson	68	President and Chief Executive Officer and Director August 22, 2015

Timothy A. Timmins	60	Executive Vice President, Chief Operating and Financial Officer since October 1, 2015.

Biography of Marvin S. Hausman M.D., Chairman and Chief Science and Technology Officer
Dr. Hausman received his M.D. degree from New York University School of Medicine in 1967 and is a Board-Certified Urological Surgeon.  He has over 30 years of drug development and clinical care experience at various pharmaceutical companies, including working in conjunction with Bristol-Myers International, Mead-Johnson Pharmaceutical Co., and E.R. Squibb.

Dr. Hausman served on the board of directors of OXIS International, Inc. from March 2002 to November 2003.  Subsequently, Dr. Hausman was re-appointed to the board of directors of OXIS in August 2004.  On December 10, 2004, the board of directors appointed Marvin S. Hausman, M.D. to serve as Chairman of the Board, Acting Chief Executive Officer and Acting Chief Financial Officer of OXIS.  In February 2005, Dr. Hausman ceased to be the Chief Executive Officer of OXIS.  In September 2006, Dr. Hausman was again appointed to serve as President and Chief Executive Officer by the board of directors of OXIS.  In June 2008, Dr. Hausman resigned as President, Chief Executive Officer, Acting Principal Accounting and Financial Officer and Chairman of the Board of OXIS International, Inc. and as a director.  Dr. Hausman served as a director and as Chairman of the Board of Axonyx Inc., a biotechnology company developing drugs for Alzheimer’s disease, from 1997 until the merger of Axonyx into Torrey Pines Therapeutics in October 2006, and had served as President and Chief Executive Officer of Axonyx from 1997 until September 2003 and March 2005, respectively.  Dr. Hausman was a co-founder of Medco Research Inc., a pharmaceutical biotechnology company specializing in adenosine products which was subsequently acquired by King Pharmaceuticals.  He has also served as a director of Arbios Technologies, Los Angeles, CA from 2003-2005 and of Regent Assisted Living, Inc., Portland, OR, from 1996-2001.

Dr. Hausman has done residencies in General Surgery at Mt. Sinai Hospital in New York, and in Urological Surgery at U.C.L.A. Medical Center in Los Angeles. He also worked as a Research Associate at the National Institutes of Health, Bethesda, Maryland. He has been a Lecturer, Clinical Instructor and Attending Surgeon at the U.C.L.A. Medical Center Division of Urology and Cedars-Sinai Medical Center, Los Angeles. He has been a Consultant on Clinical/ Pharmaceutical Research to various pharmaceutical companies, including Bristol-Meyers International, Mead-Johnson Pharmaceutical Company, Medco Research, Inc., and E.R. Squibb.

Dr. Hausman is President of Northwest Medical Research Partners, Inc. a firm specializing in the identification and acquisition of breakthrough pharmaceutical and nutraceutical products and which has assigned certain intellectual property to Entia in consideration for 350,000 shares of the Company’s common stock.

Dr. Hausman’s experience as a medical doctor who also has extensive experience with pharmaceutical and biotechnology companies, both as an executive and as a director, served as a basis for his qualification to be a member of our board of directors.
Biography of Elliot L. Shelton, Director
Mr. Shelton has served on our board of directors since August 2008.  Mr. Shelton received his law degree from Pepperdine University in 1975 and from 1975 until the present has practiced law in the State of California.  He has been Of Counsel, from September 1998 to date, to Fenigstein and Kaufman, a Professional Corporation, and the President of Elliot L. Shelton, a Professional Corporation.  From 1999 to the present, he has been President and Director of the Assisted Living Foundation of America, a non-profit corporation.  Mr. Shelton has worked as a partner in several law firms, including Mitchell, Silberberg & Knupp; Shea & Gould and, Gold; Marks, Ring & Pepper.  Mr. Shelton’s experience as an attorney with a corporate related practice served as the basis for his appointment as a director of our company.
Biography of Carl J. Johnson, President, Chief Executive Officer and Director
Mr. Johnson joined Entia Biosciences on August 12, 2015.  Mr. Johnson served as President and Chief Executive Officer and as a member of the Board of Directors of Matrixx Initiatives, Inc., a marketer of over-the-counter (“OTC”) healthcare products, from July 2001 until his retirement in October 2008, and again as a member of the Board of Directors of Matrixx Initiatives from February 2011 to February 2014. Previously, from 1993 to 2001, Mr. Johnson was Vice President, Commercial Development with Perrigo Company, a leading manufacturer of OTC pharmaceutical and nutritional products for the store brand market. In that capacity, he was responsible for the procurement of new products and technologies and contract manufacturing services with emphasis on Abbreviated New Drug Applications (ANDA) products. Mr. Johnson worked at Johnson & Johnson from 1973 to 1989, where he held a number of high-level marketing and sales positions, including responsibility for the national launch of the Acuvue® disposable contact lens product. Mr. Johnson provided marketing leadership for a special team tasked to re-engineer Johnson & Johnson’s Consumer Sector sales, administrative and operational functions. He also held the position of Director of Marketing for Johnson & Johnson Baby Products Company. Prior to joining Johnson & Johnson, he was an Account Executive at Compton Advertising, servicing Procter & Gamble business. Mr. Johnson earned a Masters of Business Administration — Marketing from the Fairleigh Dickinson University and a Bachelor’s of Science in Economics from Wagner College.  Mr. Johnson is a member of the Board of Directors of Prestige Brands Holdings, Inc.  Previously, he was a member of the Board of Directors of Scolr Pharma, Inc. from 2010 to 2013 and Chairman from 2011 to 2013. Mr. Johnson has previously served on the Board of the Consumer Healthcare Products Association and been a member of the Generic Pharmaceutical Association.
Biography of Timothy A. Timmins, Executive Vice President, Chief Operating and Financial Officer
Mr. Timmins joined the Company in October of 2015 and serves as Executive Vice President and Chief Operating and Financial Officer.  From 2005 to 2015, he operated a consulting practice, providing strategic planning and turnaround services while frequently serving in operating positions with his client companies.  From 2013 to 2014, he served as President, Chief Operating Officer and member of the Board of Directors of BioModeling Solutions, Inc.  From 1993 to 2005, Mr. Timmins served in a number of capacities, including President, Chief Executive Officer and Director with Metro One Telecommunications, Inc.  From 1986 to 1993, he held a number of corporate finance positions with Kemper Securities, an investment banking firm, ultimately Senior Vice President.  Mr. Timmins is a Certified Public Accountant (retired) and is a named inventor in 25 separate telecommunications patents.  He holds a Bachelor of Science degree in Business Administration from Portland State University and a Masters of Business Administration degree from the University of Southern California.

Our directors, executive officers and control persons have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Transactions with Related Parties
Entia entered into the following transactions involving the lesser of $120,000 or $6,596 (1% of the average of our total assets at year end for the last two completed fiscal years) since the beginning of our last fiscal year ending December 31, 2016 with our officers and directors or other related party.

On February 18, 2016, we borrowed $10,000 from Marvin Hausman, our Chief Science and Technology Officer and our Chairman, by executing an 10.00% promissory note, due on August 31, 2017.

On May 20, 2016, we borrowed $25,000 from Carl Johnson, our President, Chief Executive Officer and Director, by executing an 8.00% convertible debenture with warrant, due May 20, 2019.

On December 5, 2016, we borrowed $10,000 from Marvin Hausman, our Chief Science and Technology Officer and our Chairman, by executing an 10.00% convertible promissory bridge note with warrant, due December 5, 2017.
Information Concerning the Board of Directors and Committees Thereof
The Board of Directors of Entia Biosciences has not constituted any audit, nominating, compensation, governance or other board committees.  The functions of such committees are performed by the Board of Directors, given that we only have three directors, of which only one is an independent director.
The Board of Directors considers director nominees based on the need to fill vacancies or to expand the Board, and also considers need to fill particular roles on the Board (e.g. independent director, financial expert, etc.) and evaluate candidates in accordance with its policies regarding director qualifications, qualities and skills.  The Board of Directors does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders.  Given that Entia Biosciences is a small development stage corporation, the Board of Directors has not deemed it timely to create board committees and develop policies with regard to stockholder nomination of director candidates.

We do not have a compensation committee; however, executive compensation issues are decided by the non-officer directors.

During the year ended December 31, 2015, the Board of Directors met by telephone two times and also acted through unanimous written consents on a number of occasions.
Code of Ethics
We have not adopted a Code of Ethics for the Board nor any salaried employees.
Director Independence
Our Board of Directors has determined that none of our three directors are currently “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.  We are not presently required to have a majority of independent directors.  If we ever become a listed issuer whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association, which has independent director requirements, we intend to comply with all applicable requirements relating to director independence.

Stockholder Communications with the Board of Directors
We have not provided a formal process related to stockholder communications with the Board of Directors.  Any stockholder who desires to contact the Board of Directors or specific members of the Board may do so by writing to: The Board of Directors, Entia Biosciences, Inc., 13565 SW Tualatin-Sherwood Road, Suite 800, Sherwood, Oregon 97140.
Compliance Under Section 16(a) of the Securities Exchange Act of 1934
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Executive Compensation
The following table sets forth summary compensation information for the fiscal year ended December 31, 2016 and 2015 for our executive officers.  We did not have any other executive officers during the fiscal years ended December 31, 2016 and 2015 who received compensation in excess of $100,000.

								Non-
								Qualified
							Non-Equity	Deferred
Name and					Stock	Option	Incentive Plan	Compensation	All other
Principal		Salary		Bonus	Awards	Awards	Compensation	Earnings	Compensation
Position	Year	($)		($)	($)	($)	($)	($)	($)		($)

Marvin Hausman CSO, Dir	2016	$150,000	1	$-	$-	$-	$-	$-	$143,697	2	$293,697

Marvin Hausman CEO, Dir	2015	$272,746	3	$-	-	$-	$-	$-	$23,100	4	$295,846

Devin Andres VP, COO	2015	$122,193	5	$-	$-	$-	$-	$-	$25,349	6	$147,542

Carl Johnson Pres, CEO, Dir	2016	$150,000	7	$-	$-	$	$-	$-	$52,837	8	$202,837

Carl Johnson Pres, CEO, Dir	2015	$-	9	$-	$-	$-	$-	$-	$16,500	10	$16,500

Timothy Timmins EVP, COO, CFO	2016	$135,000	11	$-	$-	$-	$-	$-	$9,986	11	$144,986

Timothy Timmins EVP, COO, CFO	2015	$11,250	12	$-	$-	$-	$-	$-	$3,961	12	$15,211

(1)  All $150,000 of this salary was accrued.
(2)  All other compensation was paid to Dr. Hausman as reimbursement of personally paid travel expenses for corporate purposes.
(3)  Dr. Hausman’s prior employment agreement was terminated in August 2015 and replaced with a new employment agreement.
 As of December 31, 2015, no salary was accrued or owed under the new employment agreement, as Dr. Hausman waived his salary for the remainder of 2015.
(4)  All other compensation for 2015 was reimbursement of personally paid travel expenses for corporate purposes.
(5)  $122,193 in salary was paid to Mr. Andres as compensation.  Mr. Andres’ employment terminated on August 31, 2015.
(6)  All other compensation for 2015 was reimbursement for personally paid travel expenses for corporate purposes.
(7)  All $150,000 of this salary was accrued.
(8)  All other compensation for 2016 was reimbursement of personally paid travel expenses for corporate purposes.
(9)  As of December 31, 2015, no salary was accrued or owed, as Mr. Johnson waived his salary for the remainder of 2015.
(10)  All other compensation for 2015 was reimbursement of personally paid travel expenses for corporate purposes.
(11)  $135,000 in salary was paid to Mr. Timmins as compensation.  All other compensation for 2016 was reimbursement of personally paid travel expenses for corporate purposes.
(12)   $11,250 in salary was paid during 2015 in cash beginning in December 2015.  All other compensation for 2015 was reimbursement of personally paid travel expenses for corporate purposes.

During 2015, we terminated Dr. Hausman’s previous employment contract and replaced it with a new one for the position of Chief Science and Technology Officer.  The new agreement runs through December 31, 2016 and may be renewed for successive one-year periods.  His compensation is as follows: (1) a base salary of $150,000 per year upon an effective close, or any part thereof, of the efforts to raise capital; (2) eligible to earn a cash bonus equal to 90% and up to 150% of the current year base salary; and (3) within 30 days of the execution of the agreement, 200,000 shares of Common Stock, which had been deferred, pending study by the Board of Directors.

Effective August 12, 2015, we entered into an employment agreement with Carl J. Johnson, our named President and Chief Executive Officer.  The agreement runs through December 31, 2016 and may be renewed for successive one-year periods.  His compensation is as follows: (1) a base salary of $150,000 per year upon an effective close, or any part thereof, of the efforts to raise capital; (2) eligible to earn a cash bonus equal to 90% and up to 150% of the current year base salary; and (3) within 30 days of the execution of the agreement, 300,000 shares of Common Stock, which had been deferred, pending study by the Board of Directors.

Effective October 1, 2015, we entered into an employment agreement with Timothy A. Timmins, our named Executive Vice President and Chief Operating and Financial Officer.  The agreement runs through December 31, 2016 and may be renewed for successive one-year periods.  His compensation is as follows: (1) a base salary of $135,000 per year upon an effective close, or any part thereof, of the efforts to raise capital; (2) eligible to earn a cash bonus equal to 90% and up to 150% of the current year base salary; and (3) within 30 days of the execution of the agreement, 250,000 shares of Entia common stock, which had been deferred, pending study by the Board of Directors.

We do not maintain key-man life insurance for any our executive officers/directors.  We do not have any long-term compensation plans.

Stock Option Grants
Outstanding Equity Awards at Fiscal Year-Ending December 31, 2016:

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price$	Option Expiration Date	Number of Shares or Units Stock That Have Not Vested	Market Value of Shares Or Units that Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, Or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Dr. Marvin S. Hausman	138,900	-	-	$0.40	10/27/2029	-	-	-	-

Dr. Marvin S. Hausman	200,000	-	-	$0.40	6/20/2028	-	-	-	-

Dr. Marvin S Hausman	175,000	-	-	$0.40	9/28/2026	-	-	-	-

Potential Payments Upon Termination or Change in Control
Marvin S. Hausman, M.D.
 Pursuant to his employment agreement dated October 1, 2015, Dr. Hausman would receive the following compensation following his resignation, retirement or other termination of employment or following a change in control:

Upon termination for “Cause,” all future compensation due to Dr. Hausman under his agreement will cease.

Upon termination by the employer without cause or for good reason or because of a change of control, the company will pay Dr. Hausman a lump sum payment of 200% of his base salary plus the average of the annual incentive bonuses paid to him for the prior two years or, if not applicable, a bonus equivalent to one-half of his base salary.
Carl J. Johnson
Pursuant to his employment agreement dated August 12, 2015, Mr. Johnson would receive the following compensation following his resignation, retirement or other termination of employment or following a change in control:

Upon termination for “Cause,” all future compensation due to Mr. Johnson under his agreement will cease.

Upon termination by the employer without cause or for good reason or because of a change of control, the company will pay Mr. Johnson a lump sum payment of 200% of his base salary plus the average of the annual incentive bonuses paid to him for the prior two years or, if not applicable, a bonus equivalent to one-half of his base salary.

Timothy A. Timmins
Pursuant to his employment agreement dated October 1, 2015, Mr. Timmins would receive the following compensation following his resignation, retirement or other termination of employment or following a change in control:

Upon termination for “Cause,” all future compensation due to Mr. Timmins under his agreement will cease.

Upon termination by the employer without cause or for good reason or because of a change of control, the company will pay Mr. Timmins a lump sum payment of 200% of his base salary plus the average of the annual incentive bonuses paid to him for the prior two years or, if not applicable, a bonus equivalent to one-half of his base salary.

We have not entered into any other compensatory plans or arrangements with respect to our named executive officers, which would in any way result in payments to such officer because of his resignation, retirement, or other termination of employment with us or our subsidiaries.
Director Compensation

					Non-Equity
		Fees earned			Incentive	All
		or Paid in	Stock	Option	Plan	Other
		Cash	Awards	Awards	Compensation	Compensation	Total
Name	Year	($)	($)	($)	($)	($)	($)

Elliot Shelton	2016	$-	$-	$-	$-	$-	$-

Elliot Shelton	2015	$-	$-	$-	$-	$-	$-
Philip Sobol	2015	$-	$-	$-	$-	$-	$-

We did not pay our directors any cash compensation during fiscal years ending December 31, 2016 and 2015.
Vote Required
The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  Preferred Stock holders are entitled to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of the Preferred Stock, currently, 50 shares of Common Stock per share of Preferred Stock, or fifty votes per share of Preferred Stock.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.  Directors will be elected at the Annual Meeting by a plurality of the votes cast.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL #2: SHAREHOLDER APPROVAL OF EXECUTIVE COMPENSATION

Under Rule 14a-21 of the Securities Exchange Act of 1934, as amended, we are asking our shareholders to approve, on a non-binding advisory basis, the compensation paid to our named executive officer as disclosed in the Executive Compensation section above.  Our board of directors considers that the compensation paid to our named executive officers is reasonable and is structured to improve the long-term success of our company.  While this vote is non-binding and will not over-rule any decision of our board of directors, our board will consider the voting results on this issue when evaluating our future executive compensation.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICER (ITEM 2 ON THE ENCLOSED PROXY CARD).

Independent Public Accountants

The independent public accountants that audit our financial statements are Peterson Sullivan LLP.  No representative of our auditors is expected to be present at the annual meeting.

Our auditors, Peterson Sullivan LLP, were initially appointed in March 2011 and have audited our financial statements each fiscal year, beginning with the year ended December 31, 2012, and have reviewed our quarterly reports, also beginning with 2012.  Aggregate fees billed to us by Peterson Sullivan LLP for the 2016 and 2015 audits and review of our quarterly reports for those fiscal years were as follows:

Aggregate fees paid for professional services rendered to the Company by Peterson Sullivan LLP for the years ended December 31, 2016 and 2015 were as follows:

	For the Years Ended December 31,
	2016	2015
Fee Category
Audit fees (1)	$56,139	$50,906
Tax Fees	-	-
All other fees	-	-
Total Fees	$56,139	$50,906

(1) “Audit fees” consists of the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and review of interim financial statements included in our quarterly reports on Form 10-Q, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit Committee Policies and Procedures
We do not have an audit committee; therefore, our board of directors pre-approves all services to be provided to us by our independent auditor.  This process involves obtaining (i) a written description of the proposed services, (ii) the confirmation of our Principal Accounting Officer that the services are compatible with maintaining specific principles relating to independence, and (iii) confirmation from our securities counsel that the services are not among those that our independent auditors have been prohibited from performing under SEC rules.  Our directors then make a determination to approve or disapprove the engagement of Peterson Sullivan LLP, for the proposed services.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting.  If any other matter does properly come before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

PROXY SOLICITATION

We will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  We will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefore.

We may consider the engagement of a proxy solicitation firm.  Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders.  In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of Entia’ securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal.  In addition, the stockholder must continue to hold those securities through the date of the meeting.  Under current SEC rules, to be included in Entia’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2018 annual meeting of stockholders must be received by Entia, subject to certain exceptions, no later than October 18, 2017.

Stockholders wishing to nominate directors or propose other business at the 2018 Annual Meeting of Stockholders (other than a matter brought pursuant to SEC Rule 14a-8), but not intending to include such nomination or proposal in the Entia Biosciences proxy statement for such meeting, must give advance written notice us pursuant to our bylaws.  Our bylaws provide that notice of any such nomination or proposal must be received at our principal executive offices not less than 120 days prior to the date of the 2018 Annual Meeting of Stockholders and not later than the close of business at least 45 days before the date on which the corporation first mailed the proxy materials for the 2018 Annual Meeting of shareholders and must contain the information specified by our bylaws.  If this notice is not timely, then the nomination or proposal will not be brought before the 2018 Annual Meeting of Stockholders.

ANNUAL REPORT

A copy of our Annual Reports on Form 10-K for the years ended December 31, 2015 and 2014 and a copy of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 is being mailed on an optical disk to stockholders of record with the proxy material.  The Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q, including exhibits, is also available online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

By Order of the Board of Directors

/s/ Carl J. Johnson
Carl J. Johnson President and Chief Executive Officer

Sherwood, Oregon
Date: February 28, 2017

PROXY

1.  ELECTION OF DIRECTORS:

Nominees:              (01) Marvin S. Hausman M.D.
(02) Elliot L. Shelton, Esq.
(03) Carl J. Johnson

☐	FOR ALL NOMINEES
☐	WITHHELD ALL NOMINEES
☐	For all nominees except as noted below:
____________________________________________________________

2. Advisory vote on approval of executive compensation.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Mark here for address change and note at left             ☐

Mark here if you plan to attend the meeting ☐
______________________________________________________________________________

PLEASE MARK, SIGN, DATE THIS PROXY PROMPTLY AND RETURN IT BY (A) FAX TO (503) 610-1876; (B) EMAIL (SCANNED) TO INFO@ENTIABIO.COM; OR (C) MAIL IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.
______________________________________________________________________________

If stock is held jointly, signature should include both names.  If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title.  If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer.  If stock is held by a partnership, please sign in partnership name by authorized person.

Signature:                                                                                   Date:                                                     , 2017

Signature:                                                                                   Date:                                                     , 2017

Below are your name(s) as they appear on your certificate, certificate numbers, share quantities, eligible votes and your address:

Name,
Certificate Number, Share Quantity
EligibleVotes
Address